Exhibit 99.1

News release via Canada NewsWire, Calgary 403-269-7605

     Attention Business Editors:
     NUCRYST Receives Deficiency Notice from NASDAQ

     PRINCETON, NJ, Sept. 18 /CNW/ - NUCRYST Pharmaceuticals, a developer and manufacturer of medical products that fight infection and inflammation, today announced that on September 15, 2009 it received notice from the Nasdaq Stock
Market that it no longer complies with Nasdaq Marketplace Rule 5550(a)(2)
because, for the previous 30 consecutive business days, the bid price of its common stock had closed below the minimum requirement of $1.00 per share.
Receipt of this notification has no immediate effect on the NASDAQ listing of the Company's common shares.
     In accordance with Marketplace Rule 5810(c)(3)(A), the Company has until
March 15, 2010 to regain compliance, which requires a closing bid price of the
Company's common stock at or above $1.00 per share for a minimum of 10 consecutive business days. In the event the Company does not regain compliance within this period, Nasdaq will issue a written notification that the
Company's shares are subject to delisting. If the Company is not deemed in compliance prior to March 15, 2010, but demonstrates that it meets all applicable standards for initial listing on the Nasdaq Capital Market (except the bid price requirement) on such date, it will be afforded an additional 180 day compliance period.
     NUCRYST is currently evaluating its alternatives to resolve the listing deficiency.

     About NUCRYST Pharmaceuticals Corp.

     NUCRYST Pharmaceuticals Corp. (NASDAQ: NCST; TSX: NCS) develops, manufactures and commercializes medical products that fight infection and inflammation using SILCRYST(TM), its patented atomically disordered nanocrystalline silver technology. NUCRYST licensed world-wide rights for
SILCRYST(TM) wound care coating products to Smith & Nephew plc, which markets these products in over 30 countries under their Acticoat(TM) trademark.
NUCRYST has developed its proprietary nanocrystalline silver in a powder form, referred to as NPI 32101, for use in medical devices and as an active pharmaceutical ingredient.

     <<
     Acticoat(TM) is a trademark of Smith & Nephew plc
     SILCRYST(TM) is a trademark of NUCRYST Pharmaceuticals Corp.
     >>

     This news release contains forward-looking statements within the meaning of securities legislation in the United States and Canada (collectively
"forward-looking statements"). The words "believes", "expects", "plans",
"anticipates", "estimates", "intends", "projects", "may", "might", "would",
"will", "could", "should" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this news release include, but are not limited to, statements about: the future plans of our management in relation to resolving our exchange listing deficiency. With respect to the forward-looking statements contained in this news release, readers are cautioned that numerous risks, uncertainties and other factors could cause our actual results to differ materially from those indicated in these statements including, but not limited to: the performance of stock markets generally; our ability to satisfy regulatory and stock exchange standards and requirements to maintain our exchange listing; our future operation results are uncertain and likely to fluctuate; our ability to maintain our collaboration with Smith & Nephew; our reliance on sales of
Acticoat(TM) products with our SILCRYST(TM) coatings by Smith & Nephew; future financial performance and operating performance of Smith & Nephew; our ability to retain existing and obtain new regulatory approvals for any future products; continued development and market acceptance of new products; the impact of delays and challenges with new product introductions; the impact of new product introductions on the sales of existing products; the impact of competitive products and pricing; our ability to establish successful commercialization programs, through new corporate collaborations or otherwise;
changes in currency exchange rates; our ability to protect our intellectual property rights and to not infringe on the intellectual property rights of others. Although we have attempted to identify the important risks, uncertainties and other factors that could cause actual results or events to differ materially from those expressed or implied in forward-looking statements, there may be other factors that cause actual results or events to differ from those expressed or implied in forward looking statements. For a more thorough discussion of the risks associated with our business, see the
"Risk Factors" section in our Annual Report on Form 10-K for the year ended
December 31, 2008 and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, filed with the U.S. Securities and Exchange Commission on
EDGAR at www.sec.gov and with securities authorities in Canada on SEDAR at
www.sedar.com. All forward-looking statements are expressly qualified in their entirety by this cautionary statement and NUCRYST disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future developments or otherwise after the date hereof.

     %SEDAR: 00023031E          %CIK: 0001344674

     /For further information: David Wills, Gillian McArdle, Investor
Relations, (416) 504-8464, info(at)nucryst.com/
     (NCST NCS.)

CO:  NUCRYST Pharmaceuticals Corp.

CNW 17:11e 18-SEP-09